                                                            EXHIBIT 4(iii)



                             STOCK OPTION AGREEMENT
                                  FOR DIRECTOR


OPTION TO: EDNA POLLOCK                                  DATE: JUNE 1, 1996

FOR: TEN THOUSAND (10,000) SHARES                        AT:  $1.00 PER SHARE

UNTIL: MAY 31, 2006                                      COST:  $10,000


      THIS STOCK OPTION AGREEMENT is made the 1st day of June, 1996, by and between Nevada Manhattan Mining, Incorporated (herein" Nevada"), a Nevada Corporation with its principal office at 5038 N. Parkway Calabasas, Suite 100, Calabasas, California 91302 and Edna Pollock, whose address is 207 Moores Landing Extn., Hampstead, NC 28443 (hereafter "Purchaser/Director").

                                   WITNESSETH

      WHEREAS, Nevada is empowered by resolution of its Board of Directors to provide common stock options to each Nevada Manhattan Mining, Incorporated Director following each year of service as a Director for the Corporation; and

      WHEREAS, Purchaser/Director is desirous of purchasing an option to buy a quantity of the common shares of Nevada (said shares being restricted and not tradable until some future date);

      NOW THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1. GRANT OF OPTION. The Company desires to grant Optionee a stock option on the terms and conditions of this Agreement subject to the terms and conditions set forth in this Agreement.

2. RIGHT TO PURCHASE. Nevada hereby grants to Purchaser/Director the right and option to purchase from Nevada up to Ten Thousand shares of the Company's unissued shares of its par value common stock at the price of $1.00 per share (may be made in partial payments) for each year of service by Purchaser/Director. For the purposes of this Agreement, "year of service" shall mean each year in which Purchaser/Director serves as a director of Nevada.

3. OPTION FEE. The option fee shall be (not applicable) Dollars ($0.00) payable upon signing of this Agreement. Director's stock options are issued as compensation for each year of service rendered and shall be exempt from option fees.

4. EXERCISE PERIOD. This option may be exercised at any time by the Purchaser/Director on or after the original option date and before the date of expiration. Option expires ten (10) years from date of original issuance. After expiration date this agreement is void and unexercisable.

5. NOTICE OF EXERCISE. Optionee shall exercise the option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price, if applicable, of this Agreement.

The Optionee understands and acknowledges the stock represented by these Options may not be issued because they exceed the authorized amount of stock. Therefore, unless some affirmative action by the Board of Directors and/or shareholders to increase the authorized amount or reverse split the stock or some other action is taken part or all of these Options may be invalid.

6. RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by the Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued.

7. ISSUANCE OF SHARES. Promptly after the Company's receipt of the written notice of exercise provided for in Section 5. above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be issued in the name of Optionee or their assignee. Optionee has the right to exercise this Option in full or in partial installments with the right to exercise the remaining portion of the option for any unissued shares prior to the expiration date of the Option. Shares to be issued in minimum blocks of 1,000 shares or if remaining shares are less than 1,000, to issue the total remaining shares.

If any law or regulation of the Securities and Exchange Commission or of any federal or state governmental body having jurisdiction shall require the company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the company and any nation securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or listing.

8. TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Options are transferable to a third party with written authorization as stated in Section 4 (Exercise of Option). In the event of the death of the Optionee any portion of the unexercised option may be exercisable by Optionee's personal representatives, heirs, or legatees by will or the laws of descent and distribution at any time prior to the expiration of the Option.

9. RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided in this Agreement, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the exercise price of the Option in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, the unexercised portion of the Option shall be exercisable in the same proportion, whether in shares or value whichever is greater, as prior to said change in Company structure. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, the determination of which in that respect shall be final, binding, and conclusive.

10. SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, convenants, or conditions of this Agreement, each of which shall be binding and enforceable.

11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

12. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement .

      IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first mentioned above.

NEVADA MANHATTAN MINING, INCORPORATED
("Nevada")


                                          -----------------------------------
                                                 Purchaser / Director

By:
   ---------------------------------------
   Christopher D. Michaels, President/CEO

                             STOCK OPTION AGREEMENT
                                  FOR DIRECTOR


OPTION TO: JOE C. RUDE' III                              DATE: JUNE 1, 1997

FOR: TEN THOUSAND (10,000) SHARES                        AT:  $1.00 PER SHARE

UNTIL:       MAY 31, 2006                                COST:  $10,000


      THIS STOCK OPTION AGREEMENT is made the 1st day of June, 1997, by and between Nevada Manhattan Mining, Incorporated (herein" Nevada"), a Nevada Corporation with its principal office at 5038 N. Parkway Calabasas, Suite 100, Calabasas, California 91302 and Joe C. Rude' III, whose address is 3065 River North Parkway N.W., Atlanta, GA 30328 (hereafter "Purchaser/Director").

                                   WITNESSETH

      WHEREAS, Nevada is empowered by resolution of its Board of Directors to provide common stock options to each Nevada Manhattan Mining, Incorporated Director following each year of service as a Director for the Corporation; and

      WHEREAS, Purchaser/Director is desirous of purchasing an option to buy a quantity of the common shares of Nevada (said shares being restricted and not tradable until some future date);

      NOW THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1. GRANT OF OPTION. The Company desires to grant Optionee a stock option on the terms and conditions of this Agreement subject to the terms and conditions set forth in this Agreement.

2. RIGHT TO PURCHASE. Nevada hereby grants to Purchaser/Director the right and option to purchase from Nevada up to Ten Thousand shares of the Company's unissued shares of its par value common stock at the price of $1.00 per share (may be made in partial payments) for each year of service by Purchaser/Director. For the purposes of this Agreement, "year of service" shall mean each year in which Purchaser/Director serves as a director of Nevada.

3. OPTION FEE. The option fee shall be (not applicable) Dollars ($0.00) payable upon signing of this Agreement. Director's stock options are issued as compensation for each year of service rendered and shall be exempt from option fees.

4. EXERCISE PERIOD. This option may be exercised at any time by the Purchaser/Director on or after the original option date and before the date of expiration. Option expires ten (10) years from date of original issuance. After expiration date this agreement is void and unexercisable.

5. NOTICE OF EXERCISE. Optionee shall exercise the option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price, if applicable, of this Agreement.

The Optionee understands and acknowledges the stock represented by these Options may not be issued because they exceed the authorized amount of stock. Therefore, unless some affirmative action by the Board of Directors and/or shareholders to increase the authorized amount or reverse split the stock or some other action is taken part or all of these Options may be invalid.

6. RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by the Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued.

7. ISSUANCE OF SHARES. Promptly after the Company's receipt of the written notice of exercise provided for in Section 5. above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be issued in the name of Optionee or their assignee. Optionee has the right to exercise this Option in full or in partial installments with the right to exercise the remaining portion of the option for any unissued shares prior to the expiration date of the Option. Shares to be issued in minimum blocks of 1,000 shares or if remaining shares are less than 1,000, to issue the total remaining shares.

If any law or regulation of the Securities and Exchange Commission or of any federal or state governmental body having jurisdiction shall require the company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the company and any nation securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or listing.

8. TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Options are transferable to a third party with written authorization as stated in Section 4 (Exercise of Option). In the event of the death of the Optionee any portion of the unexercised option may be exercisable by Optionee's personal representatives, heirs, or legatees by will or the laws of descent and distribution at any time prior to the expiration of the Option.

9. RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided in this Agreement, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the exercise price of the Option in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, the unexercised portion of the Option shall be exercisable in the same proportion, whether in shares or value whichever is greater, as prior to said change in Company structure. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, the determination of which in that respect shall be final, binding, and conclusive.

10. SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, convenants, or conditions of this Agreement, each of which shall be binding and enforceable.

11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

12. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement .

      IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first mentioned above.

NEVADA MANHATTAN MINING, INCORPORATED
("Nevada")


                                          -----------------------------------
                                                 Purchaser / Director

By:
   ---------------------------------------
   Christopher D. Michaels, President/CEO

                             STOCK OPTION AGREEMENT
                                  FOR DIRECTOR


OPTION TO: STANLEY J. MOHR                               DATE: JUNE 1, 1993

FOR: ONE HUNDRED THOUSAND (100,000) SHARES               AT:  $0.10 PER SHARE

UNTIL:       MAY 31, 2003                                COST:  $10,000


      THIS STOCK OPTION AGREEMENT is made the 1st day of June, 1993, by and between Nevada Manhattan Mining, Incorporated (herein" Nevada"), a Nevada Corporation with its principal office at 5038 N. Parkway Calabasas, Suite 100, Calabasas, California 91302 and Stanley J. Mohr, whose address is 4738 Walleta Way, Las Vegas, Nevada 89119, (hereafter "Purchaser/Director").

                                   WITNESSETH

      WHEREAS, Nevada is empowered by resolution of its Board of Directors to provide common stock options to each Nevada Manhattan Mining, Incorporated Director following each year of service as a Director for the Corporation; and

      WHEREAS, Purchaser/Director is desirous of purchasing an option to buy a quantity of the common shares of Nevada (said shares being restricted and not tradable until some future date);

      NOW THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1. GRANT OF OPTION. The Company desires to grant Optionee a stock option on the terms and conditions of this Agreement subject to the terms and conditions set forth in this Agreement.

2. RIGHT TO PURCHASE. Nevada hereby grants to Purchaser/Director the right and option to purchase from Nevada up to One Hundred Thousand shares of the Company's unissued shares of its par value common stock at the price of $0.10 per share (may be made in partial payments) for each year of service by Purchaser/Director. For the purposes of this Agreement, "year of service" shall mean each year in which Purchaser/Director serves as a director of Nevada.

3. OPTION FEE. The option fee shall be (not applicable) Dollars ($0.00) payable upon signing of this Agreement. Director's stock options are issued as compensation for each year of service rendered and shall be exempt from option fees.

4. EXERCISE PERIOD. This option may be exercised at any time by the Purchaser/Director on or after the original option date and before the date of expiration. Option expires ten (10) years from date of original issuance. After expiration date this agreement is void and unexercisable.

5. NOTICE OF EXERCISE. Optionee shall exercise the option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price, if applicable, of this Agreement.

The Optionee understands and acknowledges the stock represented by these Options may not be issued because they exceed the authorized amount of stock. Therefore, unless some affirmative action by the Board of Directors and/or shareholders to increase the authorized amount or reverse split the stock or some other action is taken part or all of these Options may be invalid.

6. RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by the Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued.

7. ISSUANCE OF SHARES. Promptly after the Company's receipt of the written notice of exercise provided for in Section 5. above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be issued in the name of Optionee or their assignee. Optionee has the right to exercise this Option in full or in partial installments with the right to exercise the remaining portion of the option for any unissued shares prior to the expiration date of the Option. Shares to be issued in minimum blocks of 1,000 shares or if remaining shares are less than 1,000, to issue the total remaining shares.

If any law or regulation of the Securities and Exchange Commission or of any federal or state governmental body having jurisdiction shall require the company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the company and any nation securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or listing.

8. TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Options are transferable to a third party with written authorization as stated in Section 4 (Exercise of Option). In the event of the death of the Optionee any portion of the unexercised option may be exercisable by Optionee's personal representatives, heirs, or legatees by will or the laws of descent and distribution at any time prior to the expiration of the Option.

9. RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided in this Agreement, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the exercise price of the Option in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, the unexercised portion of the Option shall be exercisable in the same proportion, whether in shares or value whichever is greater, as prior to said change in Company structure. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, the determination of which in that respect shall be final, binding, and conclusive.

10. SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, convenants, or conditions of this Agreement, each of which shall be binding and enforceable.

11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

12. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement .

      IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first mentioned above.

NEVADA MANHATTAN MINING, INCORPORATED
("Nevada")


                                          -----------------------------------
                                                 Purchaser / Director

By:
   ---------------------------------------
   Christopher D. Michaels, President/CEO

                       ADDENDUM TO STOCK OPTION AGREEMENT

        The addendum is made this second day of December, 1996.

        WHEREAS Nevada Manhattan Mining, Inc. (the "Company") and Stanley J. Mohr ("Mohr") entered into a certain stock option agreement dated June 1, 1993;

        WHEREAS under the terms of such agreement Mohr was granted a stock option of 10,000 shares per fiscal year of service at the post-reverse split rate of $1.00 per share (after giving effect to such post-reverse split);

        WHEREAS under the terms of such agreement each option so granted was to expire ten (10) years from the date of the grant;

        WHEREAS pursuant to resolution of the Board of Directors dated May 14, 1996, the Company agreed to extend all such options through the end of the fiscal year 2006;

        NOW THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        (1) All previous grants of stock options granted to Mohr which were set to expire within ten (10) years of the date of the grant are hereby extended to May 31, 2003;

        (2) In all other respects, the terms and conditions of the stock option agreement shall remain in full force and effect.

IN WITNESS WHEREOF THE PARTIES HAVE CAUSED THIS ADDENDUM TO BE EXECUTED AS OF THE DATE HEREOF FIRST HEREINABOVE WRITTEN.



NEVADA MANHATTAN MINING, INC.              PURCHASER/DIRECTOR:



------------------------------------       -------------------------------------
By:  Christopher D. Michaels, C.E.O.       Stanley J. Mohr

                             STOCK OPTION AGREEMENT
                                  FOR DIRECTOR


OPTION TO: JEFFREY S. KRAMER                             DATE: JUNE 1, 1989

FOR: ONE HUNDRED THOUSAND (100,000) SHARES               AT:  $0.10 PER SHARE

UNTIL:       MAY 31, 1999                                COST:  $10,000


      THIS STOCK OPTION AGREEMENT is made the 1st day of January, 1989, by and between Nevada Manhattan Mining, Incorporated (herein" Nevada"), a Nevada Corporation with its principal office at 5038 N. Parkway Calabasas, Suite 100, Calabasas, California 91302 and Jeffrey S. Kramer, whose address is 6053 Paseo Canyon, Malibu, CA 90265 (hereafter "Purchaser/Director").

                                   WITNESSETH

      WHEREAS, Nevada is empowered by resolution of its Board of Directors to provide common stock options to each Nevada Manhattan Mining, Incorporated Director following each year of service as a Director for the Corporation; and

      WHEREAS, Purchaser/Director is desirous of purchasing an option to buy a quantity of the common shares of Nevada (said shares being restricted and not tradable until some future date);

      NOW THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1. GRANT OF OPTION. The Company desires to grant Optionee a stock option on the terms and conditions of this Agreement subject to the terms and conditions set forth in this Agreement.

2. RIGHT TO PURCHASE. Nevada hereby grants to Purchaser/Director the right and option to purchase from Nevada up to One Hundred thousand shares of the Company's unissued shares of its par value common stock at the price of $0.10 per share (may be made in partial payments) for each year of service by Purchaser/Director. For the purposes of this Agreement, "year of service" shall mean each year in which Purchaser/Director serves as a director of Nevada.

3. OPTION FEE. The option fee shall be (not applicable) Dollars ($0.00) payable upon signing of this Agreement. Director's stock options are issued as compensation for each year of service rendered and shall be exempt from option fees.

4. EXERCISE PERIOD. This option may be exercised at any time by the Purchaser/Director on or after the original option date and before the date of expiration. Option expires ten (10) years from date of original issuance. After expiration date this agreement is void and unexercisable.

5. NOTICE OF EXERCISE. Optionee shall exercise the option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price, if applicable, of this Agreement.

The Optionee understands and acknowledges the stock represented by these Options may not be issued because they exceed the authorized amount of stock. Therefore, unless some affirmative action by the Board of Directors and/or shareholders to increase the authorized amount or reverse split the stock or some other action is taken part or all of these Options may be invalid.

6. RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by the Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued.

7. ISSUANCE OF SHARES. Promptly after the Company's receipt of the written notice of exercise provided for in Section 5. above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be issued in the name of Optionee or their assignee. Optionee has the right to exercise this Option in full or in partial installments with the right to exercise the remaining portion of the option for any unissued shares prior to the expiration date of the Option. Shares to be issued in minimum blocks of 1,000 shares or if remaining shares are less than 1,000, to issue the total remaining shares.

If any law or regulation of the Securities and Exchange Commission or of any federal or state governmental body having jurisdiction shall require the company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the company and any nation securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or listing.

8. TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Options are transferable to a third party with written authorization as stated in Section 4 (Exercise of Option). In the event of the death of the Optionee any portion of the unexercised option may be exercisable by Optionee's personal representatives, heirs, or legatees by will or the laws of descent and distribution at any time prior to the expiration of the Option.

9. RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided in this Agreement, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the exercise price of the Option in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, the unexercised portion of the Option shall be exercisable in the same proportion, whether in shares or value whichever is greater, as prior to said change in Company structure. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, the determination of which in that respect shall be final, binding, and conclusive.

10. SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, convenants, or conditions of this Agreement, each of which shall be binding and enforceable.

11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

12. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement .

      IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first mentioned above.

NEVADA MANHATTAN MINING, INCORPORATED
("Nevada")


                                          -----------------------------------
                                                 Purchaser / Director

By:
   ---------------------------------------
   Christopher D. Michaels, President/CEO

                       ADDENDUM TO STOCK OPTION AGREEMENT

        The addendum is made this second day of December, 1996.

        WHEREAS Nevada Manhattan Mining, Inc. (the "Company") and Jeffrey S. Kramer ("Kramer") entered into a certain stock option agreement dated June 1, 1989;

        WHEREAS under the terms of such agreement Kramer was granted a stock option of 10,000 shares per fiscal year of service at the post-reverse split rate of $1.00 per share (after giving effect to such post-reverse split);

        WHEREAS under the terms of such agreement each option so granted was to expire ten (10) years from the date of the grant; whereas pursuant to resolution of the Board of Directors dated May 14, 1996, the Company agreed to extend all such options through the end of the fiscal year 2006;

        NOW THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        (1) All previous grants of stock options granted to Kramer which were set to expire within ten (10) years of the date of the grant are hereby extended to May 31, 2006;

        (2) In all other respects, the terms and conditions of the stock option agreement shall remain in full force and effect.

IN WITNESS WHEREOF THE PARTIES HAVE CAUSED THIS ADDENDUM TO BE EXECUTED AS OF THE DATE HEREOF FIRST HEREINABOVE WRITTEN.



NEVADA MANHATTAN MINING, INC.              PURCHASER/DIRECTOR:



------------------------------------       -------------------------------------
By:  Christopher D. Michaels, C.E.O.       Jeffrey S. Kramer

                             STOCK OPTION AGREEMENT
                                  FOR DIRECTOR


OPTION TO: CHRISTOPHER D. MICHAELS                       DATE: JUNE 1, 1987

FOR: ONE HUNDRED THOUSAND (100,000) SHARES               AT:  $0.10 PER SHARE

UNTIL: MAY 31, 1997                                      COST:  $10,000


      THIS STOCK OPTION AGREEMENT is made the 1st day of June, 1987, by and between Nevada Manhattan Mining, Incorporated (herein" Nevada"), a Nevada Corporation with its principal office at 5038 N. Parkway Calabasas, Suite 100, Calabasas, California 91302 and Christopher D. Michaels, whose address is 876 Ballina Court, Newbury Park, California 91320 (hereafter "Purchaser/Director").

                                   WITNESSETH

      WHEREAS, Nevada is empowered by resolution of its Board of Directors to provide common stock options to each Nevada Manhattan Mining, Incorporated Director following each year of service as a Director for the Corporation; and

      WHEREAS, Purchaser/Director is desirous of purchasing an option to buy a quantity of the common shares of Nevada (said shares being restricted and not tradable until some future date);

      NOW THEREFORE, it is mutually agreed by and between the parties hereto as follows:

1. GRANT OF OPTION. The Company desires to grant Optionee a stock option on the terms and conditions of this Agreement subject to the terms and conditions set forth in this Agreement.

2. RIGHT TO PURCHASE. Nevada hereby grants to Purchaser/Director the right and option to purchase from Nevada up to One Hundred Thousand shares of the Company's unissued shares of its par value common stock at the price of $0.10 per share (may be made in partial payments) for each year of service by Purchaser/Director. For the purposes of this Agreement, "year of service" shall mean each year in which Purchaser/Director serves as a director of Nevada.

3. OPTION FEE. The option fee shall be (not applicable) Dollars ($0.00) payable upon signing of this Agreement. Director's stock options are issued as compensation for each year of service rendered and shall be exempt from option fees.

4. EXERCISE PERIOD. This option may be exercised at any time by the Purchaser/Director on or after the original option date and before the date of expiration. Option expires ten (10) years from date of original issuance. After expiration date this agreement is void and unexercisable.

5. NOTICE OF EXERCISE. Optionee shall exercise the option by delivering to the Company, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price, if applicable, of this Agreement.

The Optionee understands and acknowledges the stock represented by these Options may not be issued because they exceed the authorized amount of stock. Therefore, unless some affirmative action by the Board of Directors and/or shareholders to increase the authorized amount or reverse split the stock or some other action is taken part or all of these Options may be invalid.

6. RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any shares covered by the Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued.

7. ISSUANCE OF SHARES. Promptly after the Company's receipt of the written notice of exercise provided for in Section 5. above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be issued in the name of Optionee or their assignee. Optionee has the right to exercise this Option in full or in partial installments with the right to exercise the remaining portion of the option for any unissued shares prior to the expiration date of the Option. Shares to be issued in minimum blocks of 1,000 shares or if remaining shares are less than 1,000, to issue the total remaining shares.

If any law or regulation of the Securities and Exchange Commission or of any federal or state governmental body having jurisdiction shall require the company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the company and any nation securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or listing.

8. TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Options are transferable to a third party with written authorization as stated in Section 4 (Exercise of Option). In the event of the death of the Optionee any portion of the unexercised option may be exercisable by Optionee's personal representatives, heirs, or legatees by will or the laws of descent and distribution at any time prior to the expiration of the Option.

9. RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided in this Agreement, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the exercise price of the Option in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, the unexercised portion of the Option shall be exercisable in the same proportion, whether in shares or value whichever is greater, as prior to said change in Company structure. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, the determination of which in that respect shall be final, binding, and conclusive.

10. SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, convenants, or conditions of this Agreement, each of which shall be binding and enforceable.

11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Nevada.

12. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement .

      IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first mentioned above.

NEVADA MANHATTAN MINING, INCORPORATED
("Nevada")


                                          -----------------------------------
                                                 Purchaser / Director

By:
   ---------------------------------------
   Christopher D. Michaels, President/CEO

                       ADDENDUM TO STOCK OPTION AGREEMENT

        The addendum is made this second day of December, 1996.

        WHEREAS Nevada Manhattan Mining, Inc. (the "Company") and Christopher D. Michaels ("Michaels") entered into a certain stock option agreement dated
June 1, 1997;

        WHEREAS under the terms of such agreement Michaels was granted a stock option of 10,000 shares per fiscal year of service at the post-reverse split rate of $1.00 per share (after giving effect to such post-reverse split);

        WHEREAS under the terms of such agreement each option so granted was to expire ten (10) years from the date of the grant; whereas pursuant to the resolution of the Board of Directors dated May 14, 1996, the Company agreed to extend all such options through the end of the fiscal year 2006;

        NOW THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        (1) All previous grants of stock options granted to Michaels which were set to expire within ten (10) years of the date of the grant are hereby extended to May 31, 2006;

        (2) In all other respects, the terms and conditions of the stock option agreement shall remain in full force and effect.

IN WITNESS WHEREOF THE PARTIES HAVE CAUSED THIS ADDENDUM TO BE EXECUTED AS OF THE DATE HEREOF FIRST HEREINABOVE WRITTEN.



NEVADA MANHATTAN MINING, INC.              PURCHASER/DIRECTOR:



------------------------------------       -------------------------------------
By:  Jeffrey S. Kramer, C.O.O.             Christopher D. Michaels